Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4
                                                    Distribution Date: 3/17/2003

Section 5.2 - Supplement                                         Class A          Class B       Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                     0.00            0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                              1,543,500.00      147,874.16      221,063.48          1,912,437.64
       Deficiency Amounts                                                0.00            0.00                                  0.00
       Additional Interest                                               0.00            0.00                                  0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                    192,451,497.92   16,037,533.18   20,619,894.99        229,108,926.09

(iv)   Collections of Finance Charge Receivables                16,433,044.10    1,369,412.52    1,760,691.12         19,563,147.74

(v)    Aggregate Amount of Principal Receivables                                                                  32,675,906,176.79

                                           Investor Interest 1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67
                                           Adjusted Interest 1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

                                                   Series
       Floating Investor Percentage                    5.10%           84.00%           7.00%           9.00%               100.00%
       Fixed Investor Percentage                       5.10%           84.00%           7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.53%
               30 to 59 days                                                                                                  1.36%
               60 to 89 days                                                                                                  1.03%
               90 or more days                                                                                                2.08%
                                                                                                                --------------------
                                                 Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                   6,848,287.04      570,687.33      733,748.30          8,152,722.67

(viii) Investor Charge-Offs                                              0.00            0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                        0.00            0.00            0.00

(x)    Net Servicing Fee                                         1,166,666.67       97,221.67      125,000.56          1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)*                                                                        9.43%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)          1,400,000,000.00  116,666,000.00  150,000,666.67      1,666,666,666.67

(xiv)  LIBOR                                                                                                                1.34000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                         15,266,377.43    1,272,190.85    1,635,690.57          18,174,258.85

(xxii) Certificate Rate                                              1.47000%        1.69000%        1.96500%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1
                                                    Distribution Date: 3/17/2003

Section 5.2 - Supplement                                       Class A          Class B         Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00             0.00             0.00                  0.00

(ii)   Monthly Interest Distributed                            1,233,375.00       117,155.84       183,897.82          1,534,428.66
       Deficiency Amounts                                              0.00             0.00                                   0.00
       Additional Interest                                             0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                  0.00

(iii)  Collections of Principal Receivables                  158,085,159.00    13,173,717.43    16,937,741.42        188,196,617.86

(iv)   Collections of Finance Charge Receivables              13,498,571.94     1,124,877.08     1,446,279.48         16,069,728.50

(v)    Aggregate Amount of Principal Receivables                                                                  32,675,906,176.79

                                         Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00
                                         Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

                                                  Series
       Floating Investor Percentage                  4.19%           84.00%            7.00%            9.00%               100.00%
       Fixed Investor Percentage                     4.19%           84.00%            7.00%            9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.53%
               30 to 59 days                                                                                                  1.36%
               60 to 89 days                                                                                                  1.03%
               90 or more days                                                                                                2.08%
                                                                                                                --------------------
                                                 Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                 5,625,378.64       468,779.92       602,720.77          6,696,879.34

(viii) Investor Charge-Offs                                            0.00             0.00             0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00             0.00

(x)    Net Servicing Fee                                         958,333.33        79,860.83       102,678.85          1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                       9.43%

(xii)  Reallocated Monthly Principal                                                    0.00             0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)        1,150,000,000.00    95,833,000.00   123,214,619.00      1,369,047,619.00

(xiv)  LIBOR                                                                                                                1.34000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                       12,540,238.61     1,045,016.25     1,343,600.63          14,928,855.48

(xxii) Certificate Rate                                            1.43000%         1.63000%         1.99000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


           By:
               ----------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                      Class A         Class B       Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00           0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                           3,000,000.00     174,711.25      64,586.58           3,239,297.83
       Deficiency Amounts                                             0.00           0.00                                  0.00
       Additional Interest                                            0.00           0.00           0.00                   0.00
       Accrued and Unpaid Interest                                                                                         0.00

(iii)  Collections of Principal Receivables                  82,479,213.39   4,686,193.97   6,560,971.51          93,726,378.88

(iv)   Collections of Finance Charge Receivables              7,042,733.19     400,144.62     560,228.09           8,003,105.90

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                                          Investor Interest 600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00
                                          Adjusted Interes  600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00

                                                Series
       Floating Investor Percentage                 2.09%           88.00%          5.00%          7.00%                100.00%
       Fixed Investor Percentage                    2.09%           88.00%          5.00%          7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                            --------------------
                                              Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                2,934,980.16     166,755.79     233,468.78           3,335,204.73

(viii) Investor Charge-Offs                                           0.00           0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00           0.00           0.00

(x)    Net Servicing Fee                                        500,000.00      28,408.33      39,773.49             568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.44%

(xii)  Reallocated Monthly Principal                                                 0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)         600,000,000.00  34,090,000.00  47,728,182.00         681,818,182.00

(xiv)  LIBOR                                                                                                             1.34000%

(xv)   Principal Funding Account Balance                                                                                   0.00

(xvii) Accumulation Shortfall                                                                                              0.00

(xviii)Principal Funding Investment Proceeds                                                                               0.00

(xx)   Principal Investment Funding Shortfall                                                                              0.00

(xxi)  Available Funds                                       6,545,435.76     371,736.29     520,454.60           7,437,626.65

(xxii) Certificate Rate                                           6.00000%       6.15000%       1.99000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                          731,250.00      69,061.65      110,689.71            911,001.36
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                0.00                  0.00

(iii)  Collections of Principal Receivables               89,352,481.18   7,445,948.45    9,573,571.80        106,372,001.43

(iv)   Collections of Finance Charge Receivables           7,629,627.62     635,794.48      817,467.93          9,082,890.02

(v)    Aggregate Amount of Principal Receivables                                                           32,675,906,176.79

                                       Investor Interest 650,000,000.00  54,166,000.00   69,643,524.00        773,809,524.00
                                       Adjusted Interest 650,000,000.00  54,166,000.00   69,643,524.00        773,809,524.00

                                              Series
       Floating Investor Percentage               2.37%          84.00%          7.00%           9.00%               100.00%
       Fixed Investor Percentage                  2.37%          84.00%          7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.53%
               30 to 59 days                                                                                           1.36%
               60 to 89 days                                                                                           1.03%
               90 or more days                                                                                         2.08%
                                                                                                          -------------------
                                           Total Receivables                                                         100.00%

(vii)  Investor Default Amount                             3,179,561.84     264,960.23      340,670.60          3,785,192.67

(viii) Investor Charge-Offs                                        0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00            0.00

(x)    Net Servicing Fee                                     541,666.67      45,138.33       58,036.27            644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                9.43%

(xii)  Reallocated Monthly Principal                                              0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)      650,000,000.00  54,166,000.00   69,643,524.00        773,809,524.00

(xiv)  LIBOR                                                                                                          1.34000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                    7,087,960.95     590,656.14      759,431.66          8,438,048.75

(xxii) Certificate Rate                                        1.50000%       1.70000%        2.19000%
-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                    Class A        Class B       Collateral             Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00           0.00            0.00                  0.00

(ii)   Monthly Interest Distributed                          843,750.00      81,093.75      147,053.57          1,071,897.32
       Deficiency Amounts                                          0.00           0.00                                  0.00
       Additional Interest                                         0.00           0.00                                  0.00
       Accrued and Unpaid Interest                                                                0.00                  0.00

(iii)  Collections of Principal Receivables              103,099,016.74   8,591,584.73   11,046,323.24        122,736,924.71

(iv)   Collections of Finance Charge Receivables           8,803,416.48     733,618.04      943,223.20         10,480,257.72

(v)    Aggregate Amount of Principal Receivables                                                           32,675,906,176.79

                                       Investor Interest 750,000,000.00  62,500,000.00   80,357,143.00        892,857,143.00
                                       Adjusted Interest 750,000,000.00  62,500,000.00   80,357,143.00        892,857,143.00

                                              Series
       Floating Investor Percentage               2.73%          84.00%          7.00%           9.00%               100.00%
       Fixed Investor Percentage                  2.73%          84.00%          7.00%           9.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.53%
               30 to 59 days                                                                                           1.36%
               60 to 89 days                                                                                           1.03%
               90 or more days                                                                                         2.08%
                                                                                                          -------------------
                                           Total Receivables                                                         100.00%

(vii)  Investor Default Amount                             3,668,725.20     305,727.10      393,077.70          4,367,530.00

(viii) Investor Charge-Offs                                        0.00           0.00            0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00           0.00            0.00

(x)    Net Servicing Fee                                     625,000.00      52,083.33       66,964.29            744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                9.43%

(xii)  Reallocated Monthly Principal                                              0.00            0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)      750,000,000.00  62,500,000.00   80,357,143.00        892,857,143.00

(xiv)  LIBOR                                                                                                         1.34000%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                    8,178,416.48     681,534.71      876,258.91           9,736,210.10

(xxii) Certificate Rate                                        1.50000%       1.73000%        2.54000%
-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.


       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                        Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                               0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     4,717,500.00
       Class B Note Interest Requirement                       279,708.54
       Net Class C Note Interest Requirement                    81,319.36                                       5,078,527.90

(iii)  Collections of Principal Receivables                                                                   132,779,161.68

(iv)   Collections of Finance Charge Receivables                                                               11,337,744.02

(v)    Aggregate Amount of Principal Receivables                                                           32,675,906,176.79

                       Investor Interest                                                                      965,910,000.00
                       Adjusted Interest                                                                      965,910,000.00


       Floating Investor Percentage                                                                                    2.96%
       Fixed Investor Percentage                                                                                       2.96%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.53%
               30 to 59 days                                                                                           1.36%
               60 to 89 days                                                                                           1.03%
               90 or more days                                                                                         2.08%
                                                                                                          -------------------
                                           Total Receivables                                                         100.00%

(vii)  Investor Default Amount                                                                                  4,724,877.81

(viii) Investor Charge-Offs                                                                                             0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                  0.00

(x)    Net Servicing Fee                                                                                          804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                 9.43%

(xii)  Reallocated Monthly Principal                                                                                    0.00

(xiii) Accumulation Shortfall                                                                                           0.00

(xiv)  Principal Funding Investment Proceeds                                                                            0.00

(xv)   Principal Funding Investment Shortfall                                                                           0.00

(xvi)  Available Investor Finance Charge Collections                                                           10,532,819.02

(xxii) Note Rate                           Class A             6.66000%
                                           Class B             6.95000%
                                           Class C             2.29000%
-----------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00                                                  0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                         849,375.00
       Class B Note Interest Requirement                          79,218.75
       Net Class C Note Interest Requirement                     116,710.95                                          1,045,304.70

(iii)  Collections of Principal Receivables                                                                         122,736,905.05

(iv)   Collections of Finance Charge Receivables                                                                     10,480,256.04

(v)    Aggregate Amount of Principal Receivables                                                                 32,675,906,176.79

                       Investor Interest                                                                            892,857,000.00
                       Adjusted Interest                                                                            892,857,000.00


       Floating Investor Percentage                                                                                           2.73%
       Fixed Investor Percentage                                                                                              2.73%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.53%
               30 to 59 days                                                                                                   1.36%
               60 to 89 days                                                                                                   1.03%
               90 or more days                                                                                                 2.08%
                                                                                                                 -------------------
       Total Receivables                                                                                                    100.00%

(vii)  Investor Default Amount                                                                                         4,367,529.30

(viii) Investor Charge-Offs                                                                                                    0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                         0.00

(x)    Net Servicing Fee                                                                                                 744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                        9.43%

(xii)  Reallocated Monthly Principal                                                                                           0.00

(xiii) Accumulation Shortfall                                                                                                  0.00

(xiv)  Principal Funding Investment Proceeds                                                                                   0.00

(xv)   Principal Funding Investment Shortfall                                                                                  0.00

(xvi)  Available Investor Finance Charge Collections                                                                   9,736,208.54

(xxii) Note Rate                           Class A               1.51000%
                                           Class B               1.69000%
                                           Class C               2.07000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                 Distribution Date: 3/17/2003
                                                       Period Type: Accumulation

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                       900,000,000.00                                       900,000,000.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       972,000.00
       Class B Note Interest Requirement                        91,687.50
       Net Class C Note Interest Requirement                   136,437.99                                         1,200,125.49

(iii)  Collections of Principal Receivables                                                                      147,284,368.54

(iv)   Collections of Finance Charge Receivables                                                                  12,576,314.29

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                    1,071,429,000.00
                         Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                      3.28%
       Fixed Investor Percentage                                                                                         3.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    5,241,038.10

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.44%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             11,687,517.28

(xxii) Note Rate                           Class A               1.44000%
                                           Class B               1.63000%
                                           Class C               2.02000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       826,875.00
       Class B Note Interest Requirement                        79,218.75
       Net Class C Note Interest Requirement                   114,902.92                                         1,020,996.67

(iii)  Collections of Principal Receivables                                                                      122,736,905.05

(iv)   Collections of Finance Charge Receivables                                                                  10,480,256.04

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                      892,857,000.00
                         Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                      2.73%
       Fixed Investor Percentage                                                                                         2.73%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    4,367,529.30

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                              9,736,208.54

(xxii) Note Rate                           Class A               1.47000%
                                           Class B               1.69000%
                                           Class C               2.04000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       792,540.00
       Class B Note Interest Requirement                        77,647.50
       Net Class C Note Interest Requirement                   117,994.03                                           988,181.53

(iii)  Collections of Principal Receivables                                                                     116,845,552.31

(iv)   Collections of Finance Charge Receivables                                                                  9,977,205.35

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                      850,000,000.00
                         Adjusted Interest                                                                      850,000,000.00


       Floating Investor Percentage                                                                                      2.60%
       Fixed Investor Percentage                                                                                         2.60%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    4,157,888.56

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                              9,268,872.01

(xxii) Note Rate                           Class A               1.48000%
                                           Class B               1.74000%
                                           Class C               2.19000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       547,500.00
       Class B Note Interest Requirement                        53,124.15
       Net Class C Note Interest Requirement                    84,638.74                                           685,262.89

(iii)  Collections of Principal Receivables                                                                      81,824,603.37

(iv)   Collections of Finance Charge Receivables                                                                  6,986,837.36

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                      595,238,000.00
                         Adjusted Interest                                                                      595,238,000.00


       Floating Investor Percentage                                                                                      1.82%
       Fixed Investor Percentage                                                                                         1.82%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    2,911,686.20

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            496,031.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                              6,490,805.69

(xxii) Note Rate                           Class A               1.46000%
                                           Class B               1.70000%
                                           Class C               2.24000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       793,125.00
       Class B Note Interest Requirement                        78,750.00
       Net Class C Note Interest Requirement                   123,943.08                                          995,818.08

(iii)  Collections of Principal Receivables                                                                     122,736,905.05

(iv)   Collections of Finance Charge Receivables                                                                 10,480,256.04

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                      892,857,000.00
                         Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                      2.73%
       Fixed Investor Percentage                                                                                         2.73%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    4,367,529.30

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                              9,736,208.54

(xxii) Note Rate                           Class A               1.41000%
                                           Class B               1.68000%
                                           Class C               2.19000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                 0.00

(ii)   Monthly Distribution allocable to :
       Class A Note Interest Requirement                        921,721.50
       Class B Note Interest Requirement                         90,300.00
       Net Class C Note Interest Requirement                    142,191.49                                         1,154,212.99

(iii)  Collections of Principal Receivables                                                                      137,465,355.66

(iv)   Collections of Finance Charge Receivables                                                                  11,737,888.64

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                     1,000,000,000.00
                         Adjusted Interest                                                                     1,000,000,000.00


       Floating Investor Percentage                                                                                       3.06%
       Fixed Investor Percentage                                                                                          3.06%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                             -------------------
       Total Receivables                                                                                                100.00%

(vii)  Investor Default Amount                                                                                     4,891,633.60

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.43%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              10,904,555.31

(xxii) Note Rate                           Class A                5.50000%
                                           Class B                1.72000%
                                           Class C                2.24000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,360,800.00
       Class B Note Interest Requirement                       140,962.50
       Net Class C Note Interest Requirement                   223,412.22                                         1,725,174.72

(iii)  Collections of Principal Receivables                                                                     206,198,033.48

(iv)   Collections of Finance Charge Receivables                                                                 17,606,832.97

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,500,000,000.00
                         Adjusted Interest                                                                    1,500,000,000.00


       Floating Investor Percentage                                                                                      4.59%
       Fixed Investor Percentage                                                                                         4.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    7,337,450.41

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             16,356,832.97

(xxii) Note Rate                           Class A               1.44000%
                                           Class B               1.79000%
                                           Class C               2.34000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,111,320.00
       Class B Note Interest Requirement                       114,660.00
       Net Class C Note Interest Requirement                   186,829.81                                         1,412,809.81

(iii)  Collections of Principal Receivables                                                                     164,958,426.79

(iv)   Collections of Finance Charge Receivables                                                                 14,085,466.37

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,200,000,000.00
                         Adjusted Interest                                                                    1,200,000,000.00


       Floating Investor Percentage                                                                                      3.67%
       Fixed Investor Percentage                                                                                         3.67%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    5,869,960.32

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,000,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             13,085,466.37

(xxii) Note Rate                           Class A               1.47000%
                                           Class B               1.82000%
                                           Class C               2.44000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       907,200.00
       Class B Note Interest Requirement                        90,825.00
       Net Class C Note Interest Requirement                   147,591.49                                         1,145,616.49

(iii)  Collections of Principal Receivables                                                                     137,465,355.66

(iv)   Collections of Finance Charge Receivables                                                                 11,737,888.64

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,000,000,000.00
                         Adjusted Interest                                                                    1,000,000,000.00


       Floating Investor Percentage                                                                                      3.06%
       Fixed Investor Percentage                                                                                         3.06%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    4,891,633.60

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             10,904,555.31

(xxii) Note Rate                           Class A               1.44000%
                                           Class B               1.73000%
                                           Class C               2.32000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,225,980.00
       Class B Note Interest Requirement                       122,745.00
       Net Class C Note Interest Requirement                   199,068.13                                         1,547,793.13

(iii)  Collections of Principal Receivables                                                                     192,451,497.92

(iv)   Collections of Finance Charge Receivables                                                                 16,433,044.10

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,400,000,000.00
                         Adjusted Interest                                                                    1,400,000,000.00


       Floating Investor Percentage                                                                                      4.28%
       Fixed Investor Percentage                                                                                         4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    6,848,287.04

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,166,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             15,266,377.43

(xxii) Note Rate                           Class A               1.39000%
                                           Class B               1.67000%
                                           Class C               2.24000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                      1,426,950.00
       Class B Note Interest Requirement                        140,962.50
       Net Class C Note Interest Requirement                    226,449.72                                         1,794,362.22

(iii)  Collections of Principal Receivables                                                                      206,198,033.48

(iv)   Collections of Finance Charge Receivables                                                                  17,606,832.97

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                     1,500,000,000.00
                         Adjusted Interest                                                                     1,500,000,000.00


       Floating Investor Percentage                                                                                       4.59%
       Fixed Investor Percentage                                                                                          4.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                             -------------------
       Total Receivables                                                                                                100.00%

(vii)  Investor Default Amount                                                                                     7,337,450.41

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                           1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.43%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              16,356,832.97

(xxii) Note Rate                           Class A                1.51000%
                                           Class B                1.79000%
                                           Class C                2.37000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     1,313,550.00
       Class B Note Interest Requirement                       129,937.50
       Net Class C Note Interest Requirement                   207,212.22                                         1,650,699.72

(iii)  Collections of Principal Receivables                                                                     206,198,033.48

(iv)   Collections of Finance Charge Receivables                                                                 17,606,832.97

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,500,000,000.00
                         Adjusted Interest                                                                    1,500,000,000.00


       Floating Investor Percentage                                                                                      4.59%
       Fixed Investor Percentage                                                                                         4.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    7,337,450.41

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,250,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             16,356,832.97

(xxii) Note Rate                           Class A               1.39000%
                                           Class B               1.65000%
                                           Class C               2.18000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        907,200.00
       Class B Note Interest Requirement                         89,250.00
       Net Class C Note Interest Requirement                    145,566.49                                         1,142,016.49

(iii)  Collections of Principal Receivables                                                                      137,465,355.66

(iv)   Collections of Finance Charge Receivables                                                                  11,737,888.64

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                     1,000,000,000.00
                         Adjusted Interest                                                                     1,000,000,000.00


       Floating Investor Percentage                                                                                       3.06%
       Fixed Investor Percentage                                                                                          3.06%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                             -------------------
       Total Receivables                                                                                                100.00%

(vii)  Investor Default Amount                                                                                     4,891,633.60

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             833,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.43%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              10,904,555.31

(xxii) Note Rate                           Class A                1.44000%
                                           Class B                1.70000%
                                           Class C                2.29000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                       970,200.00
       Class B Note Interest Requirement                        97,597.50
       Net Class C Note Interest Requirement                   167,548.16                                         1,235,345.66

(iii)  Collections of Principal Receivables                                                                     151,211,891.22

(iv)   Collections of Finance Charge Receivables                                                                 12,911,677.51

(v)    Aggregate Amount of Principal Receivables                                                             32,675,906,176.79

                         Investor Interest                                                                    1,100,000,000.00
                         Adjusted Interest                                                                    1,100,000,000.00


       Floating Investor Percentage                                                                                      3.37%
       Fixed Investor Percentage                                                                                         3.37%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
       Total Receivables                                                                                               100.00%

(vii)  Investor Default Amount                                                                                    5,380,796.96

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                            916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                  9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             11,995,010.84

(xxii) Note Rate                           Class A               1.40000%
                                           Class B               1.69000%
                                           Class C               2.39000%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        689,850.00
       Class B Note Interest Requirement                         69,693.75
       Net Class C Note Interest Requirement                    124,362.37                                           883,906.12

(iii)  Collections of Principal Receivables                                                                      103,099,016.74

(iv)   Collections of Finance Charge Receivables                                                                   8,803,416.48

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                       750,000,000.00
                         Adjusted Interest                                                                       750,000,000.00


       Floating Investor Percentage                                                                                       2.30%
       Fixed Investor Percentage                                                                                          2.30%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                             -------------------
       Total Receivables                                                                                                100.00%

(vii)  Investor Default Amount                                                                                     3,668,725.20

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             625,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.43%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                               8,178,416.48

(xxii) Note Rate                           Class A                1.46000%
                                           Class B                1.77000%
                                           Class C                2.59000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                        970,200.00
       Class B Note Interest Requirement                         98,752.50
       Net Class C Note Interest Requirement                    171,260.66                                         1,240,213.16

(iii)  Collections of Principal Receivables                                                                      151,211,891.22

(iv)   Collections of Finance Charge Receivables                                                                  12,911,677.51

(v)    Aggregate Amount of Principal Receivables                                                              32,675,906,176.79

                         Investor Interest                                                                     1,100,000,000.00
                         Adjusted Interest                                                                     1,100,000,000.00


       Floating Investor Percentage                                                                                       3.37%
       Fixed Investor Percentage                                                                                          3.37%

(vi) Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                   95.53%
               30 to 59 days                                                                                              1.36%
               60 to 89 days                                                                                              1.03%
               90 or more days                                                                                            2.08%
                                                                                                             -------------------
       Total Receivables                                                                                                100.00%

(vii)  Investor Default Amount                                                                                     5,380,796.96

(viii) Investor Charge-Offs                                                                                                0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                     0.00

(x)    Net Servicing Fee                                                                                             916,666.67

(xi)   Portfolio Yield (Net of Defaulted Receivables) *                                                                   9.43%

(xii)  Reallocated Monthly Principal                                                                                       0.00

(xiii) Accumulation Shortfall                                                                                              0.00

(xiv)  Principal Funding Investment Proceeds                                                                               0.00

(xv)   Principal Funding Investment Shortfall                                                                              0.00

(xvi)  Available Investor Finance Charge Collections                                                              11,995,010.84

(xxii) Note Rate                           Class A                1.40000%
                                           Class B                1.71000%
                                           Class C                2.44000%
--------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               ------------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1
                                                    Distribution Date: 3/17/2003
                                                          Period Type: Revolving

Section 5.2 - Supplement                                                                                          Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                     3,037,037.50
       Class B Note Interest Requirement                       310,019.79
       Net Class C Note Interest Requirement                   536,974.82                                         3,884,032.11

(iii)  Collections of Principal Receivables                                                                     333,450,151.88

(iv)   Collections of Finance Charge Receivables                                                                 28,293,046.58

(v)    Aggregate Amount of Principal Receivables        as of January 14, 2003                               31,368,105,933.11
                                                        as of February 1, 2003                               32,675,906,176.79
                         Investor Interest                                                                    1,500,000,000.00
                         Adjusted Interest                                                                    1,500,000,000.00

       Floating Investor Percentage           Jan 15                                                                     4.78%
       Floating Investor Percentage                                                                                      4.59%
       Fixed Investor Percentage                                                                                         4.59%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.53%
               30 to 59 days                                                                                             1.36%
               60 to 89 days                                                                                             1.03%
               90 or more days                                                                                           2.08%
                                                                                                            -------------------
                                           Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   11,964,256.06

(viii) Investor Charge-Offs                                                                                               0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                    0.00

(x)    Net Servicing Fee                                                                                          1,875,000.00

(xi)   Portfolio Yield (Net of Defaulted Receivables) * substitute Series 2002-8 Portfolio Yield                         9.43%

(xii)  Reallocated Monthly Principal                                                                                      0.00

(xiii) Accumulation Shortfall                                                                                             0.00

(xiv)  Principal Funding Investment Proceeds                                                                              0.00

(xv)   Principal Funding Investment Shortfall                                                                             0.00

(xvi)  Available Investor Finance Charge Collections                                                             26,418,046.58

(xxii) Note Rate                           Class A               1.42250%
                                           Class B               1.74250%
                                           Class C               2.47250%
-------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President